SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)       November 15, 1996



   CIS CAPITAL EQUIPMENT FUND, LTD. 2, a California Limited Parternship
         (Exact Name of Registrant as Specified in its Charter)



          California                     0-16763             59-2737253
(State or other jurisdiction of        (Commission       (I.R.S. Employer
 incorporation or organization)        File Number)     Identification No.)


  880 Carillon Parkway, St. Petersburg, Florida              33716
     (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number (Including Area Code)    (813) 573-3800

                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                   CIS Capital Equipment Fund, Ltd. 2,
                                     a California Limited Partnership

                                   RJ Leasing, Inc.,
                                     a General Partner of

                                   CIS Investors Partnership,
                                     the General Partner




Date:  February 10, 1997           s/J. Davenport Mosby, III
                                   J. Davenport Mosby, III
                                   President